Exhibit 32.2

CERTIFICATION FURNISHED PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QAD Inc. (the "Company") on Form 10-K for the period ending January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Lender, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 15, 2011

/s/ DANIEL LENDER
Daniel Lender
Chief Financial Officer
QAD Inc.